February 26, 2025

2 Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the fiscal year ending January 31, 2026 and the fiscal quarter ending April 26, 2025, including, but not limited to, those statements related to our recent acquisitions and those found under the “Outlook” slides of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes in government policies and laws affecting our business, including related to funding for infrastructure projects and tariff policies, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s Senior Credit Facility, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non- GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided beginning on slide 11 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

3 Financial Highlights Delivered strong revenue growth and margin expansion “Dycom’s strong fourth quarter and fiscal year results reflect the successful execution of our strategy and our ability to meet growing industry demand while sustaining the highest level of quality in our work.” - Dan Peyovich President and CEO $ Millions, Except EPS Q4-25 Q4-24 Y/Y Contract Revenues $1,084.5 $952.5 13.9% Organic Revenue Growth1 7.4% Adjusted EBITDA $116.4 $93.7 24.2% Adjusted EBITDA % 10.7% 9.8% 89 bps Adjusted Diluted EPS $1.17 $0.79 48.1% Reconciliations of Non-GAAP measures begin on slide 11. $ Millions, Except EPS Fiscal 2025 Fiscal 2024 Y/Y Contract Revenues $4,702.0 $4,175.6 12.6% Organic Revenue Growth1 6.8% Adjusted EBITDA2 $576.3 $481.2 19.8% Adjusted EBITDA %2 12.3% 11.6% 66 bps Adjusted Diluted EPS2 $8.44 $6.78 24.5%

4 Industry Drivers Increasing amounts of capital in the industry for the deployment and operation of high-capacity telecommunications and digital infrastructure Multi-Year Capital Commitments for Fiber-to-the-Home Deployments Continued State and Federal Program Spending to Bridge the Digital Divide Wireless Network Modernization to Meet Increasing Digital Demands Increasing Demand for Fiber Infrastructure to Support AI-Enabled Data Center Growth Expansion of Core Maintenance and Operations Services

5 Contract Revenues Contract Revenue Growth1 Top 5 Customers Contract Revenues Top 5 customer concentration of 56.7% in Q4 2025 compared to 58.6% in Q4 2024 19.3% 7.1% 9.0% 3.8% 9.3% 15.5% 12.0% 13.9%19.3% 7.1% 4.6% -2.5% 2.5% 9.2% 9.6% 7.4% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Total Revenue Growth Organic Revenue Growth Q4 2025 Revenue Growth Total Customers Top 5 Customers4 All Other Customers4 Total: 13.9% 14.2% 13.5% Organic1: 7.4% 4.6% 11.1% 3 3 $ Millions Amounts above represent contract revenues and percentage of total contract revenues for each period presented.

6 Backlog and Headcount Backlog5 Employee Headcount $ Billions

7 Debt and Liquidity Overview Debt maturity profile and strong liquidity position provide financial flexibility Debt Summary Q3 2025 Q4 2025 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures January 2029:6 Term Loan Facility 450.0 450.0 Revolving Facility 155.0 - Total Notional Amount of Debt $ 1,105.0 $ 950.0 Less: Cash and Equivalents 15.3 92.7 Notional Net Debt $ 1,089.7 $ 857.3 Liquidity7 $ 462.8 $ 695.2

8 Cash Flow Overview Operating Cash Flow Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Cash Flow Summary Q4 2024 Q4 2025 $ Millions Operating cash flow $ 325.1 $ 328.2 Capital expenditures, net of proceeds from sale of assets $ (52.7) $ (59.8) Repayments on Senior Credit Facility $ (158.4) $ (155.0) Repurchase of common stock $ (29.4) $ (35.9) Other financing and investing activities, net $ 0.7 $ (0.2) Days Sales Outstanding (“DSO”)8 Q4 2024 Q4 2025 Total DSO 120 114 $164.8 $259.0 $349.1 $ M il li o n s FY 2023 FY 2024 FY 2025

9 Fiscal Year Ending January 31, 2026 Fiscal 2026 Outlook For the fiscal year ending January 31, 2026, the Company currently expects total contract revenues to increase 10% to 13% compared to fiscal 2025. Fiscal 2026 will include 53 weeks of operations due to our fiscal calendar, with the extra week occurring in the Company’s fiscal fourth quarter when operations are normally seasonally impacted by winter weather. Additionally, fiscal 2025 included $114.2 million of storm restoration services and we have not included storm restoration revenues in our fiscal 2026 outlook.

10 Quarter Ending April 26, 2025 Q1 2026 Outlook $1.16 BILLION to $1.20 BILLION $130.6 MILLION to $140.6 MILLION $1.50 to $1.73 26.0% Total Contract Revenues Amortization Expense Stock-Based Compensation Expense Interest Expense, Net Non-GAAP Effective Income Tax Rate Diluted Shares Diluted Earnings Per Share Non-GAAP Adjusted EBITDA $12.0 MILLION $7.8 MILLION $14.7 MILLION 29.4 MILLION

Non-GAAP Reconciliations Q4 2025

12 Explanation of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from certain non-recurring items. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues. For comparability to other companies in the industry, the Company includes storm restoration revenues from businesses that are included for the entirety of both the current and prior year periods in its Non-GAAP Organic Contract Revenues beginning with the results reported for Q4 2025. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non- recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before certain non-recurring items and the related tax impact. Management believes Non-GAAP Adjusted Net Income is a helpful measure for comparing the Company’s operating performance with prior periods. • Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. • Notional Net Debt - aggregate face amount of outstanding debt less cash and equivalents. Management believes notional net debt is a helpful measure to assess the Company’s liquidity. • Free Cash Flow – net cash provided by operating activities less capital expenditures, net of proceeds from the sale of property and equipment. Management believes Free Cash Flow is a useful measure of business performance and overall liquidity and provides information on the cash available for use in the business and other capital allocation strategies. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Stock-based compensation modification - During the quarter ended July 27, 2024, the Company announced its CEO succession plan and transition. In connection with this transition, the Company incurred stock-based compensation modification expense. The Company excludes the impact of the award modification because the Company believes it is not indicative of its underlying results or ongoing operations. • Loss on debt extinguishment - Loss on debt extinguishment includes the write-off of deferred financing fees in connection with the amendment of the Company’s credit agreement during the quarter ended July 27, 2024. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company’s current financial performance and provides management with a consistent measure for assessing the current and historical financial results. • Acquisition integration costs – The Company incurred costs of approximately $4.2 million in connection with the integration of a business acquired during the quarter ended October 26, 2024. The exclusion of the acquisition integration costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s estimated tax impact of specific adjustments and the effective tax rate used for financial planning for the applicable period.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Quarterly Non-GAAP Organic Contract Revenues[1]

Unaudited
$ Millions

Quarter Ended		Contract Revenues - GAAP	Revenues from acquired businesses	Impacts of a change order and closeout of several projects[2]	Non-GAAP - Organic Revenues	Growth % GAAP - %	Growth % Non-GAAP - Organic %
January 25, 2025	Q4 2025	$ 1,084.5	$ (61.5)	$ -	$ 1,023.0	13.9%	7.4%
January 27, 2024	Q4 2024	$ 952.5	$ -	$ -	$ 952.5		
October 26, 2024	Q3 2025	$ 1,272.0	$ (105.3)[3]	$ -	$ 1,166.7	12.0%	9.6%[3]
October 28, 2023	Q3 2024	$ 1,136.1	$ (45.2)	$ (26.5)	$ 1,064.3		
July 27, 2024	Q2 2025	$ 1,203.1	$ (65.9)	$ -	$ 1,137.1	15.5%	9.2%
July 29, 2023	Q2 2024	$ 1,041.5	$ -	$ -	$ 1,041.5		
April 27, 2024	Q1 2025	$ 1,142.4	$ (71.2)	$ -	$ 1,071.2	9.3%	2.5%
April 29, 2023	Q1 2024	$ 1,045.5	$ -	$ -	$ 1,045.5		
January 27, 2024	Q4 2024	$ 952.5	$ (57.5)	$ -	$ 895.0	3.8%	(2.5)%
January 28, 2023	Q4 2023	$ 917.5	$ -	$ -	$ 917.5		
October 28, 2023	Q3 2024	$ 1,136.1	$ (45.2)	$ -	$ 1,090.9	9.0%	4.6%
October 29, 2022	Q3 2023	$ 1,042.4	$ -	$ -	$ 1,042.4		
July 29, 2023	Q2 2024	$ 1,041.5	$ -	$ -	$ 1,041.5	7.1%	7.1%
July 30, 2022	Q2 2023	$ 972.3	$ -	$ -	$ 972.3		
April 29, 2023	Q1 2024	$ 1,045.5	$ -	$ -	$ 1,045.5	19.3%	19.3%
April 30, 2022	Q1 2023	$ 876.3	$ -	$ -	$ 876.3		

Amounts above may not add due to rounding.

DYCOM

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14 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) Annual Non-GAAP Organic Contract Revenues1 Unaudited Contract Revenues - GAAP Revenues from acquired businesses Impacts of a change order and closeout of several projects2 Non-GAAP - Organic Revenues Growth %$ Millions Fiscal Year Ended GAAP - % Non-GAAP - Organic % January 25, 2025 FY 2025 $ 4,702.0 $ (379.7) $ - $ 4,322.3 12.6% 6.8% January 27, 2024 FY 2024 $ 4,175.6 $ (102.7) $ (26.5) $ 4,046.3 Amounts above may not add due to rounding.

15 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) Non-GAAP Organic Contract Revenues1 – Selected Customers Unaudited Contract Revenues - GAAP Revenues from Acquired Businesses Non-GAAP - Organic Revenues Growth %$ Millions Quarter Ended GAAP - % Non-GAAP - Organic % AT&T January 25, 2025 Q4 2025 $ 251.4 $ (51.8) $ 200.0 54.5% 22.7% January 27, 2024 Q4 2024 $ 162.7 $ - $ 162.7 Top 5 Customers4 January 25, 2025 Q4 2025 $ 615.1 $ (51.8) $ 563.3 14.2% 4.6% January 27, 2024 Q4 2024 $ 538.7 $ - $ 538.7 All Other Customers (excluding Top 5 Customers)4 January 25, 2025 Q4 2025 $ 469.4 $ (9.7) $ 459.7 13.5% 11.1% January 27, 2024 Q4 2024 $ 413.7 $ - $ 413.7 Amounts above may not add due to rounding.

16 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) Non-GAAP Adjusted EBITDA Unaudited $ Millions Quarter Ended Quarter Ended Fiscal Year Ended Fiscal Year Ended January 25, 2025 January 27, 2024 January 25, 2025 January 27, 2024 Net income $ 32.7 $ 23.4 $ 233.4 $ 218.9 Interest expense, net 16.1 15.0 61.0 52.6 Provision for income taxes 11.6 8.4 74.4 73.1 Depreciation and amortization 54.8 45.3 198.6 163.1 Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”) 115.1 92.1 567.4 507.7 Gain on sale of fixed assets (7.7) (4.6) (36.5) (28.3) Stock-based compensation expense 9.0 6.2 40.3 25.5 Loss on debt extinguishment9 - - 1.0 - Acquisition integration costs10 - - 4.2 - Non-GAAP Adjusted EBITDA $ 116.4 $ 93.7 $ 576.3 $ 504.8 Non-GAAP Adjusted EBITDA % of contract revenues 10.7% 9.8% 12.3% 12.1% Non-GAAP Adjusted EBITDA, excluding impacts of a change order and closeout of several projects2 $ 481.2 Contract revenues, excluding impacts of a change order and closeout of several projects2 $ 4,149.0 Non-GAAP Adjusted EBITDA % of contract revenues, excluding impacts of a change order and closeout of several projects2 11.6% Amounts above may not add due to rounding.

17 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) Non-GAAP Adjusted Net Income Unaudited $ and Shares Millions, Except EPS Quarter Ended Quarter Ended Fiscal Year Ended Fiscal Year Ended January 25, 2025 January 27, 2024 January 25, 2025 January 27, 2024 Net income $ 32.7 $ 23.4 $ 233.4 $ 218.9 Pre-Tax Adjustments: Stock-based compensation modification11 2.1 - 11.4 - Loss on debt extinguishment9 - - 1.0 - Acquisition integration costs10 - - 4.2 - Tax impact of pre-tax adjustments (0.3) - (1.2) - Total adjustments, net of tax 1.9 - 15.3 - Non-GAAP Adjusted Net Income $ 34.5 $ 23.4 $ 248.7 $ 218.9 Non-GAAP Adjusted Net Income, excluding impacts of a change order and closeout of several projects2 $ 201.4 GAAP diluted earnings per common share $ 1.11 $ 0.79 $ 7.92 $ 7.37 Total adjustments, net of tax 0.06 - 0.52 - Non-GAAP Adjusted Diluted Earnings per Common Share $ 1.17 $ 0.79 $ 8.44 $ 7.37 Non-GAAP Adjusted Diluted Earnings per Common Share, excluding impacts of a change order and closeout of several projects2 $ 6.78 Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share 29.5 29.7 29.5 29.7 Amounts above may not add due to rounding.

Notes

1. Non-GAAP Organic Contract Revenues are contract revenues from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from certain non-recurring items. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues. For comparability to other companies in the industry, the Company includes storm restoration revenues from businesses that are included for the entirety of both the current and prior year periods in its Non-GAAP Organic Contract Revenues beginning with the results reported for Q4 2025.
2. The impacts of a change order and the closeout of several projects increased contract revenues by $26.5 million for fiscal 2024. After the impacts of certain other costs, these items contributed $23.6 million to Adjusted EBITDA for fiscal 2024. As a result, reported Adjusted EBITDA was increased by 0.6% as a percentage of contract revenues for fiscal 2024. On an after-tax basis, these items contributed approximately $17.5 million to reported net income, or $0.59 per common share diluted for fiscal 2024. Non-GAAP Organic Revenue Growth %, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA %, Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share exclude the impact of these items from fiscal 2024.
3. During Q3 2025 revenues from storm restoration services were $46.3 million, of which $25.2 million were from acquired businesses and $21.1 million was from businesses that were owned for the entirety of both the current and prior year periods. Non-GAAP Organic Revenue growth was 9.6% including the $21.1 million from businesses that were owned for the entirety of both the current and prior year periods compared to 7.6% when total storm restoration services of $46.3 million are excluded from the calculation. Total revenues from acquired businesses were $105.3 million including the $25.2 million of storm restoration services.
4. Top 5 Customer Growth is calculated as the year-over-year revenue change for the current period top 5 customers. Q4 2025 percentage of contract revenues for customers #6 through #10 included in All Other Customers are presented in the following table:

$ Millions	Frontier	Customer #7	Verizon	Windstream	Gigapower
Contract Revenues	$72.7	$69.4	$58.9	$25.6	$17.2
% of Contract Revenues	6.7%	6.4%	5.4%	2.4%	1.6%

5. The Company's backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company's backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles ("GAAP") and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company's industry also disclose a calculation of their backlog; however, the Company's methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships.
6. As of both Q3 2025 and Q4 2025, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility.
7. Liquidity represents the sum of availability from the Company's Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount.
8. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers.
9. The Company recognized a loss on debt extinguishment of approximately $1.0 million in connection with the amendment of its credit agreement during the quarter ended July 27, 2024.
10. The Company incurred costs of approximately $4.2 million in connection with the integration of a business acquired during the quarter ended October 26, 2024.
11. In connection with the Company's CEO succession plan and transition completed in November 2024, the Company incurred stock-based compensation modification expense of $2.1 million and $11.4 million during the quarter and fiscal year ended January 25, 2025, respectively, related to previously issued equity awards.

DYCOM 18

® The People Connecting America